                                                                EXHIBIT 99.2
                          SOUTHWEST GAS CORPORATION
                        SUMMARY STATEMENTS OF INCOME
                  (In thousands, except per share amounts)
                                 (Unaudited)
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------
                                                         1996          1995           1994
---------------------------------------------------------------------------------------------
Gas operating revenues                               $   546,361    $  563,502    $   599,268
Net cost of gas purchased                                187,580       227,456        249,922
---------------------------------------------------------------------------------------------
Operating margin                                         358,781       336,046        349,346
Operations and maintenance expenses                      198,364       187,969        178,185
Depreciation, amortization, and general taxes             95,599        89,665         82,569
---------------------------------------------------------------------------------------------
Operating income                                          64,818        58,412         88,592
Net interest deductions                                   53,003        53,354         49,465
Preferred securities distribution                          5,475           913             --
---------------------------------------------------------------------------------------------
Pretax utility income                                      6,340         4,145         39,127
Utility income tax expense                                 1,997           858         14,825
---------------------------------------------------------------------------------------------
Net utility income                                         4,343         3,287         24,302
Other income (expense), net                                 (424)         (633)          (778)
---------------------------------------------------------------------------------------------
Contribution to net income - gas operations                3,919         2,654         23,524
Contribution to net income - construction services         2,655            --             --
Discontinued operations - PriMerit Bank - NOTE 2              --       (17,536)         2,777
---------------------------------------------------------------------------------------------

Net income (loss)                                          6,574       (14,882)        26,301
Preferred & preference dividends                              --           307            510
---------------------------------------------------------------------------------------------
Net income (loss) applicable to common stock         $     6,574    $  (15,189)   $    25,791
=============================================================================================
Earnings per share - gas operations                  $      0.15    $     0.10    $      1.09
Earnings per share - construction services                  0.10            --             --
Earnings (loss) per share - discontinued operations           --         (0.76)          0.13
---------------------------------------------------------------------------------------------
Earnings (loss) per share of common stock            $      0.25    $    (0.66)   $      1.22
=============================================================================================
Average outstanding common shares                         25,888        23,167         21,078
=============================================================================================

                   See Notes to Summary Financial Statements.

                           SOUTHWEST GAS CORPORATION
                            SUMMARY BALANCE SHEET
                            AT DECEMBER 31, 1996
                               (In thousands)
                                (Unaudited)
ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                    $ 1,232,287
  Construction work in progress                                      46,170
                                                                -----------
    Net utility plant                                             1,278,457
                                                                -----------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                     27,395
  Other                                                              38,781
                                                                -----------
    Total other property and investments                             66,176
                                                                -----------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                  5,441
  Receivables - less reserve of $1,510 for uncollectibles            47,396
  Accrued utility revenue                                            46,500
  Other                                                              33,683
                                                                -----------
    Total current and accrued assets                                133,020
                                                                -----------
DEFERRED DEBITS
  Unamortized debt expense                                           19,556
  Other deferred debits                                              26,253
                                                                -----------
    Total deferred debits                                            45,809
                                                                -----------
    TOTAL ASSETS                                                $ 1,523,462
                                                                ===========

CAPITALIZATION, LIABILITIES AND DEFERRED CREDITS
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 26,733 shares outstanding      $   377,495
    Retained earnings                                                 2,121
                                                                -----------
      Total common stockholders' equity                             379,616    34.8%
  Preferred securities of Southwest Gas Capital I, 9.125%            60,000     5.5
  Long-term debt - NOTE 3                                           651,948    59.7
                                                                -----------   -----
      Total capitalization                                        1,091,564   100.0%
                                                                -----------   =====
CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                     121,000
  Accounts payable                                                   45,743
  Customer deposits                                                  21,133
  Taxes accrued (including income taxes)                             10,052
  Deferred purchased gas costs                                        9,432
  Other                                                              34,730
                                                                -----------
      Total current and accrued liabilities                         242,090
                                                                -----------
DEFERRED CREDITS
  Deferred investment tax credits                                    19,006
  Deferred income taxes                                             129,935
  Other                                                              40,867
                                                                -----------
      Total deferred credits                                        189,808
                                                                -----------
      TOTAL CAPITALIZATION, LIABILITIES AND DEFERRED CREDITS    $ 1,523,462
                                                                ===========

                    See Notes to Summary Financial Statements.

                          SOUTHWEST GAS CORPORATION
                       SUMMARY STATEMENT OF CASH FLOWS
                        YEAR ENDED DECEMBER 31, 1996
                               (In thousands)
                                (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                          $    6,574
  Adjustments to reconcile net income to
    net cash provided by operating activities:
      Depreciation and amortization                       67,443
      Change in receivables and payables                 (10,055)
      Change in gas cost related balancing items         (22,382)
      Change in accrued taxes                            (19,049)
      Change in deferred taxes                            19,882
      Allowance for funds used during construction        (1,828)
      Other                                               11,605
                                                      ----------
       Net cash provided by operating activities          52,190
                                                      ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                             (210,276)
  Investment in construction services subsidiary         (24,158)
  Proceeds from sale of bank                             191,662
  Other                                                  (27,408)
                                                      ----------
       Net cash used in investing activities             (70,180)
                                                      ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                       14,767
  Stock issuance - construction services acquisition      24,000
  Dividends paid                                         (21,311)
  Change in notes payable                                 84,000
  Long-term debt issuance, net                           155,486
  Long-term debt retirements                            (244,398)
                                                      ----------
       Net cash provided by financing activities          12,544
                                                      ----------

Change in cash and temporary cash investments             (5,446)
Cash at beginning of period                               10,887
                                                      ----------
Cash at end of period                                 $    5,441
                                                      ==========

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized             $   59,065
Income taxes paid, net of refunds                     $   17,475

            See Notes to Summary Financial Statements.

                                SOUTHWEST GAS CORPORATION
                          NOTES TO SUMMARY FINANCIAL STATEMENTS
                                     (In thousands)
                                      (Unaudited)



NOTE 1 - BASIS OF PRESENTATION:

  The summary financial statements have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - DISCONTINUED OPERATIONS:

  In January 1996, the Company reached an agreement to sell PriMerit Bank (PriMerit) to Norwest Corporation. Discontinued operations includes the net income of PriMerit and its subsidiaries on a stand-alone basis as adjusted, reduced by allocated carrying costs associated with the Company's investment in PriMerit (principally interest) net of taxes. Discontinued operations also includes the estimated loss on the disposition. The sale of PriMerit to Norwest was completed in July 1996.

NOTE 3 - LONG-TERM DEBT:

  Commercial paper facility                                         $ 184,000
  Debentures:
     Debentures, 9.75% series F, due 2002                             100,000
     Debentures, 7 1/2% series, due 2006                               75,000
     Debentures, 8% series, due 2026                                   75,000
  Industrial development revenue bonds - net of funds held in trust   224,739
  Unamortized discount on long-term debt                               (6,791)
                                                                    ---------

  TOTAL LONG-TERM DEBT                                              $ 651,948
                                                                    =========

  ESTIMATED CURRENT MATURITIES                                      $      --
                                                                    =========

                         SOUTHWEST GAS CORPORATION
                         SELECTED STATISTICAL DATA
                            DECEMBER 31, 1996


FINANCIAL STATISTICS
Market value to book value per share at year end           136%
Twelve months to date return on equity - total company     1.8%
                                       - gas segment       1.2%
Common stock dividend yield at year end                    4.3%

GAS OPERATIONS SEGMENT

                                                                             Authorized
                                         Authorized        Authorized         Return on
                                         Rate Base           Rate of           Common
Rate Jurisdiction                      (In thousands)        Return            Equity
-----------------------                --------------    --------------    -------------
Central Arizona                        $      267,348              9.13%           10.75%
Southern Arizona                              157,620              9.12            11.00
Southern Nevada                               237,165              9.50            11.55
Northern Nevada                                63,986              9.67            11.55
Southern California                            69,486              9.94            11.35
Northern California                             9,521             10.02            11.35
Paiute Pipeline Company                        61,057             10.09            12.50

SYSTEM THROUGHPUT BY CUSTOMER CLASS
                                               YEAR ENDED DECEMBER 31,
                                      ---------------------------------------
                   (In dekatherms)        1996          1995          1994
-----------------------------------------------------------------------------
Residential                            45,050,591    42,273,436    45,966,773
Small commercial                       23,834,362    22,949,195    23,572,285
Large commercial                        7,502,980     8,344,066    10,306,232
Industrial / Other                      5,444,985     7,021,718     8,341,530
Transportation                         96,820,733   101,601,123    91,479,064
-----------------------------------------------------------------------------
Total system throughput               178,653,651   182,189,538   179,665,884
=============================================================================

                                             YEAR ENDED DECEMBER 31,
                                      ---------------------------------------
HEATING DEGREE DAY COMPARISON            1996          1995          1994
-----------------------------------------------------------------------------
Actual                                   1,896         1,781         2,091
Ten year average                         2,033         2,021         2,068
=============================================================================
/TABLE